SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: January 29, 2004
(Date of earliest event reported)

Commission File No. 333-110283

                    Wells Fargo Asset Securities Corporation
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            Delaware                                   52-1972128
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        (State of Incorporation)           I.R.S. Employer Identification No.


7485 New Horizon Way, Frederick, Maryland                          21703
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          Address of principal executive offices                 (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)



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ITEM 5.     Other Events

            On January 29, 2004, Wells Fargo Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2004-1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class A-30, Class A-31, Class A-32, Class A-33, Class A-34, Class A-35, Class A-36, Class A-37, Class A-38, Class A-39, Class A-PO, Class A-R, Class A-LR, Class A-WIO, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $961,774,993.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of January 29, 2004, among the Registrant, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Wells Fargo Bank") and Wachovia Bank, National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2004-1, Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $3,863,484.48. (the "Private Class B Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.60% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of adjustable interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans. The remaining undivided interests in the Trust Estate are evidenced by the Private Class B Certificates. Distributions on the Private Class B Certificates are subordinated to distributions on the Offered Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

            An election will be made to treat the Trust Estate as a REMIC for federal income tax purposes. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class A-30, Class A-31, Class A-32, Class A-33, Class A-34, Class A-35, Class A-36, Class A-37, Class A-38, Class A-39, Class A-WIO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the REMIC and the Class A-R and Class A-LR Certificates will be treated as the "residual interest" in the REMIC.


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ITEM 7.     Financial Statements and Exhibits

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
----------                           -----------

      (EX-4) Pooling and Servicing Agreement, dated as of January 29, 2004, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank Minnesota, National Association and Wachovia Bank, National Association, as trustee.


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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES
                                          CORPORATION

January 29, 2004
                                          /s/ Susan M. Hughes
                                       ------------------------------------
                                          Susan M. Hughes
                                          Vice President


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                                INDEX TO EXHIBITS

                                                                    Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------
(EX-4)                    Pooling and Servicing Agreement,        E
                          dated as of January 29, 2004,
                          among Wells Fargo Asset Securities
                          Corporation, Wells Fargo Bank
                          Minnesota, National Association
                          and Wachovia Bank, National
                          Association, as trustee.